(GRAPHICS)
First Security Benefit Life Insurance    ADVISORDESIGNS(R) DOLLAR COST AVERAGING
and Annuity Company of New York

QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.
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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _______________________________

Name of Owner __________________________________________________________________
               First                MI                        Last

Mailing Address ________________________________________________________________
                 Street Address        City         State          ZIP Code

Social Security Number/Tax I.D. Number ___________________________

Daytime Phone Number _____________________ Home Phone Number __________________
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2. SET UP DOLLAR COST AVERAGING
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Please complete each sub-section.

A. Effective Date _______________________________________________
                  Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Frequency (check one):

       [ ] Monthly  [ ] Quarterly

       [ ] Annually [ ] Semi-Annually

C. Option (check one):

   [ ] $______________ per transfer over____________ months/years.

   [ ] __________% per transfer over__________ months/years.

   [ ] Fixed Period over _________ months/years.

   [ ] Only Interest/Earnings over __________ months/years.

      (Earnings will accrue for one time period - i.e. monthly or quarterly - from the effective date before the first transfer occurs.)
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                                                               Please Continue =

FSB 217 Supp B (6-07)              ADVISORDESIGNS 32-79906-03  2009/05/01  (1/2)

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3. PROVIDE INVESTMENT DIRECTIONS
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TRANSFER FROM (CHOOSE ONLY ONE):

---% AIM V.I. Capital Appreciation        ---% Rydex VT Inverse Mid-Cap
---% AIM V.I. International Growth             Strategy
---% AIM V.I. Mid Cap Core Equity         ---% Rydex VT Inverse NASDAQ-100
---% Direxion Dynamic VP HY Bond               Strategy
---% Dreyfus VIF International Value      ---% Rydex VT Inverse Russell 2000(R)
---% Federated Fund for U.S.                   Strategy
     Government Securities II             ---% Rydex VT Inverse S&P 500
---% Federated High Income Bond II             Strategy
---% Fidelity(R) VIP Contrafund(R)        ---% Rydex VT Japan 2x Strategy
---% Fidelity(R) VIP Growth               ---% Rydex VT Leisure
     Opportunities                        ---% Rydex VT Mid-Cap 1.5x Strategy
---% Fidelity(R) VIP Index 500            ---% Rydex VT Multi-Cap Core Equity
---% Fidelity(R) VIP                      ---% Rydex VT Multi-Hedge Strategies
     Investment Grade Bond                ---% Rydex VT NASDAQ-100
---% Franklin Small-Mid Cap               ---% Rydex VT NASDAQ-100
     Growth Securities                         2x Strategy
---% Neuberger Berman                     ---% Rydex VT Nova
     AMT Guardian                         ---% Rydex VT Precious Metals
---% Neuberger Berman                     ---% Rydex VT Real Estate
     AMT Partners                         ---% Rydex VT Retailing
---% Oppenheimer Main Street              ---% Rydex VT Russell 2000(R)
     Small Cap Fund(R)/VA                      1.5x Strategy
---% PIMCO VIT Low Duration               ---% Rydex VT Russell 2000(R)
---% PIMCO VIT Real Return                     2x Strategy
---% PIMCO VIT Total Return               ---% Rydex VT S&P 500 2x Strategy
---% RVT CLS AdvisorOne Amerigo           ---% Rydex VT S&P 500 Pure Growth
---% RVT CLS AdvisorOne Berolina          ---% Rydex VT S&P 500 Pure Value
---% RVT CLS AdvisorOne Clermont          ---% Rydex VT S&P MidCap
---% Rydex VT All-Cap Opportunity              400 Pure Growth
---% Rydex VT Banking                     ---% Rydex VT S&P MidCap
---% Rydex VT Basic Materials                  400 Pure Value
---% Rydex VT Biotechnology               ---% Rydex VT SmallCap
---% Rydex VT Commodities Strategy             600 Pure Growth
---% Rydex VT Consumer Products           ---% Rydex VT SmallCap
---% Rydex VT Dow 2x Strategy                  600 Pure Value
---% Rydex VT Electronics                 ---% Rydex VT Strengthening Dollar
---% Rydex VT Energy                           2x Strategy
---% Rydex VT Energy Services             ---% Rydex VT Technology
---% Rydex VT Essential Portfolio         ---% Rydex VT Telecommunications
     Aggressive                           ---% Rydex VT Transportation
---% Rydex VT Essential Portfolio         ---% Rydex VT U.S. Government
     Conservative                              Money Market
---% Rydex VT Essential Portfolio         ---% Rydex VT Utilities
     Moderate                             ---% Rydex VT Weakening Dollar
---% Rydex VT Europe 1.25x Strategy            2x Strategy
---% Rydex VT Financial Services          ---% SBL All Cap Value
---% Rydex VT Government Long             ---% SBL Global
     Bond 1.2x Strategy                   ---% SBL Large Cap Value
---% Rydex VT Health Care                 ---% SBL Mid Cap Growth
---% Rydex VT International               ---% SBL Mid Cap Value
     Opportunity                          ---% SBL Small Cap Value
---% Rydex VT Internet                    ---% Templeton Developing
---% Rydex VT Inverse Dow                      Markets Securities
     2x Strategy                          ---% Templeton Foreign Securities
---% Rydex VT Inverse Government          ---% Van Kampen LIT Government
     Long Bond Strategy                   ---% Wells Fargo Advantage
                                               Opportunity VT

TRANSFER TO (INDICATE WHOLE PERCENTAGES TOTALING 100%):

---% AIM V.I. Capital Appreciation        ---% Rydex VT Inverse Mid-Cap
---% AIM V.I. International Growth             Strategy
---% AIM V.I. Mid Cap Core Equity         ---% Rydex VT Inverse NASDAQ-100
---% Direxion Dynamic VP HY Bond               Strategy
---% Dreyfus VIF International Value      ---% Rydex VT Inverse Russell 2000(R)
---% Federated Fund for U.S.                   Strategy
     Government Securities II             ---% Rydex VT Inverse S&P 500
---% Federated High Income Bond II             Strategy
---% Fidelity(R) VIP Contrafund(R)        ---% Rydex VT Japan 2x Strategy
---% Fidelity(R) VIP Growth               ---% Rydex VT Leisure
     Opportunities                        ---% Rydex VT Mid-Cap 1.5x Strategy
---% Fidelity(R) VIP Index 500            ---% Rydex VT Multi-Cap Core Equity
---% Fidelity(R) VIP                      ---% Rydex VT Multi-Hedge Strategies
     Investment Grade Bond                ---% Rydex VT NASDAQ-100
---% Franklin Small-Mid Cap               ---% Rydex VT NASDAQ-100
     Growth Securities                         2x Strategy
---% Neuberger Berman                     ---% Rydex VT Nova
     AMT Guardian                         ---% Rydex VT Precious Metals
---% Neuberger Berman                     ---% Rydex VT Real Estate
     AMT Partners                         ---% Rydex VT Retailing
---% Oppenheimer Main Street              ---% Rydex VT Russell 2000(R)
     Small Cap Fund(R)/VA                      1.5x Strategy
---% PIMCO VIT Low Duration               ---% Rydex VT Russell 2000(R)
---% PIMCO VIT Real Return                     2x Strategy
---% PIMCO VIT Total Return               ---% Rydex VT S&P 500 2x Strategy
---% RVT CLS AdvisorOne Amerigo           ---% Rydex VT S&P 500 Pure Growth
---% RVT CLS AdvisorOne Berolina          ---% Rydex VT S&P 500 Pure Value
---% RVT CLS AdvisorOne Clermont          ---% Rydex VT S&P MidCap
---% Rydex VT All-Cap Opportunity              400 Pure Growth
---% Rydex VT Banking                     ---% Rydex VT S&P MidCap
---% Rydex VT Basic Materials                  400 Pure Value
---% Rydex VT Biotechnology               ---% Rydex VT SmallCap
---% Rydex VT Commodities                      600 Pure Growth
     Strategy                             ---% Rydex VT SmallCap
---% Rydex VT Consumer Products                600 Pure Value
---% Rydex VT Dow 2x Strategy             ---% Rydex VT Strengthening Dollar
---% Rydex VT Electronics                      2x Strategy
---% Rydex VT Energy                      ---% Rydex VT Technology
---% Rydex VT Energy Services             ---% Rydex VT Telecommunications
---% Rydex VT Essential Portfolio         ---% Rydex VT Transportation
     Aggressive                           ---% Rydex VT U.S. Government
---% Rydex VT Essential Portfolio              Money Market
     Conservative                         ---% Rydex VT Utilities
---% Rydex VT Essential Portfolio         ---% Rydex VT Weakening Dollar
     Moderate                                  2x Strategy
---% Rydex VT Europe 1.25x                ---% SBL All Cap Value
     Strategy                             ---% SBL Global
---% Rydex VT Financial Services          ---% SBL Large Cap Value
---% Rydex VT Government Long             ---% SBL Mid Cap Growth
     Bond 1.2x Strategy                   ---% SBL Mid Cap Value
---% Rydex VT Health Care                 ---% SBL Small Cap Value
---% Rydex VT International               ---% Templeton Developing
     Opportunity                               Markets Securities
---% Rydex VT Internet                    ---% Templeton Foreign Securities
---% Rydex VT Inverse Dow                 ---% Van Kampen LIT Government
     2x Strategy                          ---% Wells Fargo Advantage
---% Rydex VT Inverse Government               Opportunity VT
     Long Bond Strategy                   MUST TOTAL 100%

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
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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.
x____________________________________________________________    x____________________________________________________________
 Signature of Owner                          Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)    Date (mm/dd/yyyy)
x____________________________________________________________     ____________________________________________________________
 Signature of Representative (optional)      Date (mm/dd/yyyy)    Print Name of Representative
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

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Mail to: First Security Benefit Life Insurance and Annuity Company of New York o
        Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 217 Supp B (6-07)              ADVISORDESIGNS 32-79906-03  2009/05/01  (2/2)